CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024	Jun. 30, 2025	Jun. 30, 2024
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income (loss)	$ (654)	$ (736)	$ 378	$ (3,049)
Other comprehensive income (loss)
Changes in fair value of interest rate swap	(152)		(152)
Total other comprehensive income (loss)	(152)		(152)
Comprehensive income (loss)	$ (806)	$ (736)	$ 226	$ (3,049)